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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 1998




                                EKCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                           1-7484                       11-2167167
- ---------------                    ------------                 ----------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                  No.)


                 98 Spit Brook Road, Nashua, New Hampshire 03062
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (603) 888-1212
                                                           --------------
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Item 5.  Other Events.
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           On September 28, 1998, the registrant issued a press release in which it announced preliminary expectations for its third quarter sales and earnings. For further information, reference is made to the press release, attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.
- -------------------------------------------

(c)        Exhibit
           -------

           99        Press Release dated September 28, 1998.













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                                    SIGNATURE



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             EKCO GROUP, INC.
                                             ----------------
                                             (Registrant)

Date: October 1, 1998                        /S/ JOHN JAY ALTHOFF
                                             -----------------------------
                                             John Jay Althoff
                                             Vice President and
                                             General Counsel




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                                  EXHIBIT INDEX
                          TO THE EXHIBIT FILED HEREWITH

Exhibit
Number                          Exhibit Description
- -------                         -------------------

 99                   Press Release dated September 28, 1998.